UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 28, 2023

BMO 2023-C4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001957662)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Argentic Real Estate Finance LLC

(Central Index Key number: 0001624053)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Oceanview Commercial Mortgage Finance, LLC

(Central Index Key number: 0001894245)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-04	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2023 (the “Closing Date”), BMO 2023-C4 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C4, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-04. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Gilardian NYC Portfolio Whole Loan”) relating to the Mortgage Loan (the “Gilardian NYC Portfolio Mortgage Loan”) secured by the portfolio of Mortgaged Properties identified on the Mortgage Loan Schedule as Gilardian NYC Portfolio and (ii) the Whole Loan (the “575 Broadway Whole Loan” and, together with the Gilardian NYC Portfolio Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “575 Broadway Mortgage Loan” and, together with the Gilardian NYC Portfolio Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as 575 Broadway were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On February 28, 2023, the respective Servicing Shift Lead Notes relating to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “FIVE 2023-V1 Securitization”) involving the issuance of the FIVE 2023-V1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V1 (the “FIVE 2023-V1 Certificates”). Upon the issuance of the FIVE 2023-V1 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the FIVE 2023-V1 Certificates, dated as of February 1, 2023 (the “FIVE 2023-V1 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “FIVE 2023-V1 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, Computershare Trust Company, N.A., as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The FIVE 2023-V1 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the FIVE 2023-V1 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the FIVE 2023-V1 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 14, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-04, but will differ in certain respects as described below and, treating the FIVE 2023-V1 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	The Outside Servicer under the FIVE 2023-V1 Pooling and Servicing Agreement earns a primary servicing fee with respect to each Servicing Shift Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the FIVE 2023-V1 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, with a minimum monthly fee of $3,500.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than late payment charges and default interest) of interest and principal received on such corrected Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to any particular workout of a Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property. Such liquidation fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to a Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the FIVE 2023-V1 Securitization has a stated principal balance of $2,000,000 or more or (b) at least once every 24 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the FIVE 2023-V1 Securitization has a stated principal balance of less than $2,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	FIVE 2023-V1 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C4 – Form 8-K